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                                                                  EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-91578, 333-13589 and 333-17355.

                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
 March 25, 1997